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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of Earliest Event Reported): February 14, 2002



                     COMPUTER NETWORK TECHNOLOGY CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Minnesota                     0-139944                   41-1356476
----------------------------         ------------            -------------------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
    of Incorporation)                File Number)            Identification No.)



          6000 Nathan Lane North, Minneapolis, MN            55442
          ----------------------------------------         ----------
          (Address of Principal Executive Offices)         (Zip Code)



       Registrant's telephone number, including area code: (763) 268-6000


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.


Press Release Regarding Pricing of Convertible Subordinated Notes

     On February 14, 2002, Computer Network Technology Corporation issued a press release announcing that it has priced its previously announced private placement of $125 million aggregate principal amount of convertible subordinated notes due 2007, with an over-allotment option of up to an additional $25 million aggregate principal amount of the notes.

     A copy of the press release is filed as Exhibit 99.1 and incorporated by reference.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         99.1 Press Release of Computer Network Technology Corporation, dated February 14, 2002.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    February 14, 2002               COMPUTER NETWORK
                                         TECHNOLOGY CORPORATION


                                         By /s/ Jeff Bertelsen
                                            -----------------------------------
                                            Jeff Bertelsen
                                            Treasurer




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                                  EXHIBIT INDEX


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   EXHIBIT        DESCRIPTION OF EXHIBIT                               PAGE NUMBER
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
    99.1          Press Release of Computer Network Technology
                  Corporation, dated February 14, 2002.
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